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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Convergent Group Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

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
                               Delaware                                                           84-1264004
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               (State of Incorporation or Organization)                           (I.R.S. Employer Identification No.)

6399 South Fiddler's Green Circle, Suite 600, Englewood, Colorado                                    10017
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               (Address of Principal Executive Offices)                                            (Zip Code)

If this form relates to the registration of a class of                If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange                  securities pursuant to Section 12(g) of the Exchange Act and
Act and is effective pursuant to General Instruction                  is effective pursuant to General Instruction A.(d), please
A.(c), please check the following box. [ ]                            check the following box. [X]

Securities Act registration statement file number to which this form relates:  333-30586

Securities to be registered pursuant to Section 12(b) of the Act:

            Title of Each Class                                                 Name of Each Exchange on Which
            to be so Registered                                                 Each Class is to be Registered
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Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $0.001 par value per share
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                                (Title of Class)

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                                (Title of Class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $0.001 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1") (File No. 333-30586), as amended from time to time, is incorporated herein by reference.

ITEM 2. EXHIBITS.

     The following exhibits are filed herewith (or incorporated by reference as indicated below):

1. Restated Certificate of Incorporation of the Registrant incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1.

2. Certificate of Amendment to Certificate of Incorporation incorporated by reference to Exhibit 3.1A to the Company's Registration Statement on Form S-1.

3. Amended and Restated Certificate of Incorporation of the Registrant incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1.

4. Bylaws of the Registrant incorporated by reference to Exhibit 3.3 to Company's Registration Statement on Form S-1.

5. Amended Bylaws of the Registrant incorporated by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1.

6. Certificate for Shares incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-1.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                              Convergent Group Corporation
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                                                     (Registrant)

Date   June 21, 2000                     By      /s/ Scott M. Schley
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                                           Scott M. Schley,
                                           Executive Vice President of Finance,
                                           Treasurer


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